            COMMON SHARES                                                                Shares
            OF BENEFICIAL INTEREST

Number      PAR VALUE $.001

            ORGANIZED UNDER THE LAWS
            OF THE STATE OF DELAWARE

            The Shares represented by this certificate may not be          THIS CERTIFICATE
            owned or transferred, directly or indirectly, by or to         IS TRANSFERABLE IN
            (I) the United States, or any state or political               NEW YORK CITY
            subdivision thereof, any foreign government, any
            international organization, or any agency or                   CUSIP  09251B 10 3
            instrumentality of any of the foregoing, (II) any              SEE REVERSE FOR CERTAIN DEFINITIONS
            organization (other than a farmer's cooperative
            described in ss. 521 of the Internal Revenue Code of
            1988, as amended (the "Code")) that is exempt from the
            tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject
            to the tax imposed by 28 U.S.C. ss. 511; or (III) any
            rural electric or telephone cooperative described in
            ss. 1381(A)(2)(C) of the Code.

                  BlackRock Long-Term Municipal Advantage Trust

      THIS CERTIFIES THAT

      IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

      BlackRock Long-Term Municipal Advantage Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile signatures of the duly authorized officers of the Trust.

      DATED:

      COUNTERSIGNED AND REGISTERED:

                        COMPUTERSHARE TRUST COMPANY, N.A.

      BY                  TRANSFER AGENT AND REGISTRAR

       AUTHORIZED SIGNATURE          SECRETARY             PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -  as tenants in common            UNIF GIFT MIN ACT--..........Custodian...........
      TEN ENT -  as tenants by the entireties                         (Cust)             (Minor)
      JT TEN  -  as joint tenants with right
                 of survivorship and not as                         Act .............. ...........
                 tenants in common                                       (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

____________________________________________________ Common Shares of Beneficial
Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ________________

                       X________________________________________________________

                       X________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                        IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                        OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.

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